CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME [Abstract]
Net income	$ 2,952	$ 404
Unrealized loss on investment securities:
Unrealized holding losses arising during period	(340)	(559)
Deferred income tax benefit	80	203
Total other comprehensive loss	(260)	(356)
Total comprehensive income	$ 2,692	$ 48